EXHIBIT 10.13

Dated August 27, 2019
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4) The Committed Purchasers party hereto
(5) The Purchaser Agents party hereto
(6) COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE LIMITED, as Performance Undertaking Provider

(8) The Dutch Originator party hereto

(9) The French Originator party hereto

SIXTEENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

Contents
Clause        Page

1.    Definitions and interpretation    2
2.    Amendment of the Receivables Transfer Agreement    2
3.    Representations    6
4.    Dutch Receivables Purchase Agreement    6
5.    French Receivables Purchase Agreement    6
6.    French Intermediate Transfer Agreement    6
7.    Continuance    6
8.     Further Assurance    6
9.    Conditions Precedent    6
10.    Transparency Requirements for Originators    6
11.    Notices, etc    7
12.    Execution in counterparts    7
13.    Governing law; submission to jurisdiction    7
14.    No proceeding; limited recourse    7
15.    VAT Bad Debt Relief    8

Exhibits
EXHIBIT A    Schedule 2 (Address and Notice Information)
EXHIBIT B    Schedule 5 (Facility Amounts and Facility Account Banks)
EXHIBIT C    Schedule 9 (Excluded Obligors)

1

THIS SIXTEENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated August 27, 2019 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent;
(7)    BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”);
(8)    BUNGE NETHERLANDS B.V., a private limited liability company (besloten vennotschap met beperkte aansprakelijkheid) incorporated and existing under Dutch law (the “Dutch Originator”);
(9)    BUNGE FRANCE SAS, a société par actions simplifiée incorporated under the laws of France (the “French Originator”), collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on May 26, 2016, as further amended on June 30, 2016, October 11, 2016, May 31, 2017, October 31, 2017, January 12, 2018, February 19, 2019 and May 29, 2019) made among the Parties to this Amendment (the "Receivables Transfer Agreement").
(B)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(C)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:

1.Definitions and interpretation
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.Amendment of the Receivables Transfer Agreement
With effect from the Amendment Effective Date (as such term is defined in Section 8 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended as follows:
(a)    In Section 1.1 (Definitions) the definition of “Account Security Agreements” shall be deleted and replaced with the following:
“Account Security Agreements” means, as the context requires, all or any one of the Canadian Account Security Agreements, the Dutch Account Security Agreements, the French Account Security Agreements, the German Account Security Agreements, the Hungarian Account Security Agreements, the Italian Account Security Agreements, the Portuguese Account Security Agreements, the Spanish Account Security Agreements and the U.S. Account Security Agreements.
(b)    In Section 1.1 (Definitions), the definition of “Approved Originator Jurisdiction” shall be deleted and replaced with the following:
“Approved Originator Jurisdiction” means Canada, France, Germany, Hungary, Italy, The Netherlands, Portugal, Spain and any State of the U.S. and any other jurisdiction approved in writing by the Administrative Agent and each Purchaser Agent; provided that a jurisdiction shall not be an Approved Originator Jurisdiction unless all authorizations and approvals by all Official Bodies required in connection with this Agreement and the other Transaction Documents have been obtained and all opinions, certificates, amendments to the Transaction Documents and other documentation reasonably requested by the Administrative Agent or any Purchaser Agent have been delivered (such documentation anticipated to be substantially similar to the documentation required for Originators on the Closing Date, with any necessary country–specific adjustments).
(c)    In Section 1.1 (Definitions), the definition of “Collection Accounts” shall be deleted and replaced with the following:
“Collection Accounts” means, as the context requires, all or any one of the Canadian Collection Accounts, Dutch Collection Accounts, French Collection

Accounts, German Collection Accounts, Hungarian Collection Accounts, Italian Collection Accounts, Portuguese Collection Accounts, Spanish Collection Accounts or U.S. Collection Accounts.
(d)    In Section 1.1 (Definitions), the following definition of “French Account Security Agreement” shall be inserted in the appropriate alphabetical order:
“French Account Security Agreement” has the meaning specified in the French RPA.
(e)    In Section 1.1 (Definitions) the following definition of “French Collection Account” shall be inserted in the appropriate alphabetical order:
“French Collection Account” means any account set forth on Schedule 5 (Facility Accounts and Account Banks) hereto under the heading “French Collection Accounts”, as such Schedule may be amended from time to time in accordance herewith.
(f)    In Section 1.1 (Definitions) the following definition of “French Collection Account Bank” shall be inserted in the appropriate alphabetical order:
“French Collection Account Bank” means any bank or other financial institution set forth on Schedule 5 (Facility Accounts and Account Banks) under the heading “French Collection Account Banks”, as such Schedule may be amended from time to time in accordance herewith.
(g)    In Section 1.1 (Definitions) the following definition of “French Intermediate Transfer Agreement” shall be inserted in the appropriate alphabetical order:
“French Intermediate Transfer Agreement” means the French Intermediate Transfer Agreement between the French Intermediate Transferor and the Seller.
(h)    In Section 1.1 (Definitions) the following definition of “French Intermediate Transferor” shall be inserted:
“French Intermediate Transferor” means Rabobank.
(i)    In Section 1.1 (Definitions) the following definition of “French Originator” shall be inserted in the appropriate alphabetical order:
“French Originator” has the meaning assigned to the term “Seller” in the French RPA.
(j)    In Section 1.1 (Definitions) the following definition of “French RPA” shall be inserted:

“French RPA” means the French Receivables Purchase Agreement among the French Originator(s), the French Seller Agent and the French Intermediate Transferor.
(k)    In Section 1.1 (Definitions) the following definition of “French Seller Agent” shall be inserted in the appropriate alphabetical order:
“French Seller Agent” has the meaning assigned to the term “Seller Agent” in the French RPA.
(l)    In Section 1.1 (Definitions) the definition of "Intermediate Transfer Agreements" shall be deleted and replaced with the following:
“Intermediate Transfer Agreements” means the French Intermediate Transfer Agreement, the Hungarian Intermediate Transfer Agreement, the Italian Intermediate Transfer Agreement and the U.S. Intermediate Transfer Agreement.
(m)    In Section 1.1 (Definitions), the definition of “Intermediate Transferors” shall be deleted and replaced with the following:
“Intermediate Transferors” means the French Intermediate Transferor, the Hungarian Intermediate Transferor, the Italian Intermediate Transferor and the U.S. Intermediate Transferor.
(n)    In Section 1.1 (Definitions), the definition of "Originator" shall be deleted and replaced with the following:
“Originator” means any Canadian Originator, Dutch Originator, French Orginator, German Originator, Hungarian Originator, Italian Originator, Portuguese Originator, Spanish Originator or U.S. Originator.
(o)    In Section 1.1 (Definitions) the definition of "Originator Sale Agreement" shall be deleted and replaced with the following:
“Originator Sale Agreement” means any of the Canadian RPA, the Dutch RPA, the French RPA, the German RPA, the Hungarian RPA, the Italian RPA, the Portuguese RPA, the Spanish RPA and the U.S. RPA.
(p)    In Section 1.2 (Other terms), the “and” immediately following clause (j) shall be deleted and the following shall be inserted immediately following clause (k):
; and (l) where it relates to a Dutch entity or Dutch security a reference to:
(1)“necessary action to authorize” where applicable, includes without limitation (A) any action required to comply with the Works Councils Act of the Netherlands (Wet op de ondernemingsraden); and (B) obtaining either an unconditional positive advice (advies)

or a conditional positive advice, which conditions have been fulfilled, from the competent works council(s) if a positive advice is required pursuant to the Works Councils Act of the Netherlands (Wet op de ondernemingsraden);
(2)a “board of directors” means a managing board (bestuur);
(3)a “director” means a managing director (bestuurder);
(4)a “security interest” includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht);
(5)a “winding-up”, “administration” or “dissolution” includes a bankruptcy (faillissement) or dissolution (ontbinding);
(6)a “moratorium” includes surseance van betaling and “a moratorium is declared” or “occurs” includes surseance verleend;
(7)any “step” or “procedure” taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990);
(8)a “liquidator” includes a curator;
(9)an “administrator” includes a bewindvoerder;
(10)an “attachment” includes a beslag;
(11)“gross negligence” means grove schuld;
(12)“willful misconduct” means opzet;
(13)a merger includes a juridische fusie;
(14)“insolvency” includes a bankruptcy (faillissement), moratorium (surseance van betaling) and or any resolution proceedings within the meaning of Section 3A of the Wft; and
(15)a “Subsidiary” includes a dochtermaatschappij as in section 2:24a of the Dutch Civil Code.

(q)    Schedule 2 (Address and Notice Information) shall be deleted and replaced with Exhibit A hereto.
(r)    Schedule 5 (Facility Accounts and Facility Account Banks) shall be deleted and replaced with Exhibit B hereto.
(s)    Schedule 9 (Excluded Obligors) shall be deleted and replaced with Exhibit C hereto.
3.REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.DUTCH RECEIVABLES PURCHASE AGREEMENT
The Parties hereby consent to the Dutch RPA.
5.FRENCH receivables purchase agreement
The Parties hereby consent to the French RPA.
6.french intermediate transfer agreement
The Parties hereby consent to the French Intermediate Transfer Agreement.
7.Continuance
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
8.Further Assurance
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

9.conditions precedent
This Amendment shall become effective as of the date first written above upon the Administrative Agent’s receipt of counterparts of this Amendment duly executed by each of the Parties (the “Amendment Effective Date”).
10.TRANSPARENCY REQUIREMENTS FOR ORIGINATORS
The Dutch Originator and the French Originator each agrees that it will comply with the transparency requirements to the extent applicable to it under the Securitisation Regulation Rules.  In addition, the Dutch Originator and the French Originator each agrees, at its cost and promptly on reasonable request by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser, to provide such information as may reasonably be requested from time to time by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser in order to enable each Committed Purchaser (in its capacities as Committed Purchaser and as a Liquidity Bank) and Conduit Purchaser, as applicable, to comply with their respective obligations under Article 5 and/or Article 7 of the Securitisation Regulation. Neither the Dutch Originator nor the French Originator will be in breach of the requirements in this Section 9 if, due to events, actions or circumstances beyond its control, it is not able to comply with the undertakings contained herein.
11.Notices, etc.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
12.Execution in counterparts
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
13.Governing law; submission to jurisdiction
(i)This Amendment shall be governed by and construed in accordance with the law of the state of new york.
(ii)Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
14.NO PROCEEDING; LIMITED RECOURSE
(i)Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 13, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(ii)No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
15.VAT BAD DEBT RELIEF
(i)The Dutch Originator, the Seller, the Administrative Agent and the Purchasers take the position that the rights and obligations under Section 29 of the Dutch Turnover Tax Act 1968 (Wet op de omzetbelasting 1968) (“VAT Bad Debt Relief Scheme”) in respect of each Portfolio Receivable shall be transferred together with such Portfolio Receivable, as a result of which ultimately the Administrative Agent (on behalf of the Purchasers) is entitled to rightfully make a claim under the VAT Bad Debt Relief Scheme towards the Dutch Tax Authorities (“DTA”) in case a Portfolio Receivable should be considered uncollectible and pay back any reimbursed VAT under the VAT Bad Debt Relief Scheme to the DTA in case of a subsequent collection of such Portfolio Receivable.
(ii)The Administrative Agent hereby irrevocably grants a power of attorney to the Dutch Originator to, on its behalf and where applicable, apply for a VAT refund in respect of any Portfolio Receivable that is owned by it that has become uncollectible under the VAT Bad Debt Relief Scheme. The Dutch Originator shall instruct the DTA to make payment of any reimbursement of VAT under the VAT Bad Debt Relief Scheme as pursuant to this Section 15(b) to the Administrative Agent’s account set forth on Schedule 2 (Address and Notice Information) of the Receivables Transfer Agreement, following which the Administrative Agent shall transfer such amount to the applicable Seller Operating Account.
(iii)In the event that the Administrative Agent (on behalf of the Purchasers) is obligated to pay any amounts back to the DTA under the VAT Bad Debt Relief Scheme following a subsequent collection in relation to any such Portfolio Receivable for which a VAT refund claim has been made under the VAT Bad Debt Relief Scheme pursuant to Clause 15(b):
(1)the Dutch Originator shall procure that such amount is specified in the next Monthly Report, together with the amount payable by each Purchaser, which shall be calculated pro rata in accordance with their respective Commitments (each, a “Purchaser Reimbursement Amount”);
(2)following receipt of such Monthly Report each Purchaser shall pay the applicable Purchaser Reimbursement Amount to the Administrative Agent; and
(3)following receipt of such Purchaser Reimbursement Amounts by the Administrative Agent, the Administrative Agent shall pay such amounts to the DTA as soon as reasonably practicable following such receipt, provided that for the avoidance of doubt the Administrative Agent will have no obligation under this Amendment to pay any such amount to the DTA until it has received such amount from the relevant Purchaser.
(iv)In the event that, contrary to the position taken by parties in Section 15(a), the rights and obligations under the VAT Bad Debt Relief Scheme are not transferred along with the Portfolio Receivables:
(1)the Dutch Originator, the Seller, the Administrative Agent and the Purchasers acknowledge and agree that any reimbursement of VAT received by the Dutch Originator under the VAT Bad Debt Relief Scheme attributable to any Portfolio Receivable that has been transferred under the Transaction Documents shall be considered a Collection under the Receivables Transfer Agreement; and
(2)in the event that the Dutch Originator is obligated to pay any amounts back to the DTA under the VAT Bad Debt Relief Scheme following a subsequent collection in relation to any such Portfolio Receivable:
(a)the Dutch Originator shall procure that such amount is specified in the next Monthly Report, together with each Purchaser Reimbursement Amount;
(b)following receipt of such Monthly Report each Purchaser shall pay the applicable Purchaser Reimbursement Amount to the Administrative Agent; and
(c)following receipt of such Purchaser Reimbursement Amounts by the Administrative Agent, the Administrative Agent shall pay such amounts to the Dutch Originator on the next Monthly Settlement Date, provided that if the Administrative Agent has not received such amounts before 3:00 p.m. on the Business Day preceding such Monthly Settlement Date, it will pay such amounts to the Dutch Originator on the Business Day following such receipt, provided that for the avoidance of doubt the Administrative Agent will have no obligation to pay any such amount to the Dutch Originator until it has received such amount from the relevant Purchaser.
(v)The provisions and obligations of this Section 15 shall survive termination of this Amendment.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller

By: /s/ G.J. Aarnoudse
Name: G.J. Aarnoudse
Title: Proxy Holder B

By: /s/ D.M.A. Spreeuwers
Name: D.M.A. Spreeuwers
Title: Proxy Holder A

Sixteenth Amendment to RTA

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender

By:/s/ Ayca Arisoy Kilic
Name: Ayca Arisoy Kilic
Title: Director

By:/s/ A.J. de Lange
Name: A.J. de Lange
Title: Director

    Sixteenth Amendment to RTA

BUNGE LIMITED, as Performance Undertaking Provider

By:/s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

By:/s/ Carla Heiss
Name: Carla Heiss
Title: Deputy General Counsel and Secretary

    Sixteenth Amendment to RTA

BUNGE NETHERLANDS B.V., as the Dutch Originator

By:/s/ Ayca Arisoy Kilic
Name: Ayca Arisoy Kilic
Title: Director

By:/s/ A.J. de Lange
Name: A.J. de Lange
Title: Director

    Sixteenth Amendment to RTA

BUNGE FRANCE SAS, as the French Originator

By:/s/ Vesselina Shaleva
Name: Vesselina Shaleva
Title: Member of the Supervisory Board

    Sixteenth Amendment to RTA

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser, Purchaser Agent, Italian Intermediate Transferor and Hungarian Intermediate Transferor

By:/s/ J.J. van der Sluis
Name: J.J. van der Sluis
Title: Executive Director

By:/s/ J.A.L. van Vliet
Name: J.A.L. van Vliet
Title: Asset Based Finance

    Sixteenth Amendment to RTA

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent

By:/s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorised Signatory

By: /s/ Richard Sinclair
Name: Richard Sinclair
Title: MD

    Sixteenth Amendment to RTA

MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as Committed Purchaser and Purchaser Agent

By:/s/ M. Esccott
Name: M. Esccott
Title: Managing Director

    Sixteenth Amendment to RTA

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:/s/ Giubergia Carine
Name: Giubergia Carine
Title: Structurer

    Sixteenth Amendment to RTA

SIGNED for and on behalf of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY by its lawfully appointed attorney
/s/ Alessandro Bortolin
in the presence of:   Alessandro Bortolin
 (Witness’ Signature)
[●]
(Witness’ Address)
Accountant
(Witness’ Occupation)

(Matchpoint Finance Public Limited Company by its attorney Lenka Lyons, Director)
    Sixteenth Amendment to RTA

ALBION CAPITAL CORPORATION S.A., as Conduit Purchaser

By:/s/ Salvatore Rosato
Name: Salvatore Rosato
Title: Director

By:/s/ Claudio Chirco
Name: Claudio Chirco
Title: Director

    Sixteenth Amendment to RTA

Exhibit a

See attached.

SCHEDULE 2
ADDRESS AND NOTICE INFORMATION
    [●]

Exhibit B

Schedule 5

(Facility Accounts and Facility Account Banks)

See attached.

SCHEDULE 5
FACILITY ACCOUNTS AND FACILITY ACCOUNT BANKS

[●]

Exhibit C

Schedule 9

(Excluded Obligors)

See attached.

SCHEDULE 9
Excluded Obligors
[●]